Prospectus Supplement
John Hancock Variable Insurance Trust
American Growth-Income Trust (the fund)
Supplement dated June 1, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
Effective immediately, Donald D. O’Neal, William L. Robbins and Carlos A. Schonfeld no longer serve as portfolio managers of the fund's master fund, the Growth-Income Fund (the master fund), a series of American Funds Insurance Series. Accordingly, effective immediately, all references to Messrs. O’Neal, Robbins and Schonfeld are removed from the Prospectus.
In addition, effective immediately, Caroline Jones is added as one of the portfolio managers of the master fund.
Effective immediately, Charles E. Ellwein, J. Blair Frank and Keiko McKibben continue to serve as portfolio managers of the master fund and, along with Caroline Jones, are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.
Effective immediately, the following amends and supplements the fund’s portfolio manager information under the heading “Portfolio management”:
Caroline Jones
Partner – Capital Research Global Investors
Managed fund since 2024
Effective immediately, the information in the “Subadvisors and Portfolio Managers” section of the Prospectus under the heading “Capital Research and Management Company (“CRMC”)” is amended to add disclosure relating to Caroline Jones as one of the portfolio managers of the master fund of which the fund is a feeder fund:
Portfolio Manager for the Series/Title (If Applicable)	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Manager’s Role in Management of the Fund(s)
Caroline Jones	Partner – Capital Research Global Investors Investment professional for 27 years in total; 20 years with CRMC or affiliate	Serves as an equity portfolio manager for Growth-Income Fund
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement
John Hancock Variable Insurance Trust
American Growth-Income Trust (the fund)
Supplement dated June 1, 2024 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective immediately, Donald D. O’Neal, William L. Robbins and Carlos A. Schonfeld no longer serve as portfolio managers of the fund's master fund, the Growth-Income Fund (the master fund), a series of American Funds Insurance Series. Accordingly, effective immediately, all references to Messrs. O’Neal, Robbins and Schonfeld are removed from the SAI.
In addition, effective immediately, Caroline Jones is added as one of the portfolio managers of the master fund.
Effective immediately, Charles E. Ellwein, J. Blair Frank and Keiko McKibben continue to serve as portfolio managers of the master fund and, along with Caroline Jones, are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.
In addition, effective immediately, the following is added to the “Portfolio manager fund holdings and management of other accounts” section of “APPENDIX B – PORTFOLIO MANAGER INFORMATION – CAPITAL RESEARCH AND MANAGEMENT COMPANY (“CRMC”) DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS, OTHER ACCOUNTS MANAGED AND COMPENSATION” of the SAI with respect to the American Growth-Income Trust:
The following table reflects information regarding accounts other than the fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
The following table reflects information as of December 31, 2023:
	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
Portfolio Manager	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)
Caroline Jones	2	36.2	2	1.20	0	0
1
Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
2
Personal brokerage accounts of portfolio managers and their families are not reflected.
Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2023. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.
Portfolio Manager	Dollar Range of Shares Owned
American Growth-Income Trust[1]
Caroline Jones	none
1
As of December 31, 2023, Caroline Jones beneficially owned $0 of the fund.
You should read this supplement in conjunction with the SAI and retain it for your future reference.